UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): February 2, 2026

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On February 2, 2026, Heritage Financial Corporation, a Washington corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Filing”) to report that the Company had completed its acquisition of Olympic Bancorp, Inc. (“Olympic”), pursuant to the Agreement and Plan of Merger, dated September 25, 2025 (the “Merger Agreement”), by and between the Company and Olympic. Pursuant to the Merger Agreement, effective January 31, 2025, Olympic merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.
This Current Report on Form 8-K/A amends the Initial Filing to include the financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Item 9.01(b) of Form 8-K. It does not purport to represent the actual results of operations that the Company and Olympic would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
The audited consolidated financial statements of Olympic as of and for the years ended December 31, 2025 and 2024, and the related Independent Auditor’s Reports, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma combined consolidated financial information of the Company and Olympic as of and for the year ended December 31, 2025 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit 10.1
Agreement and Plan of Merger, by and between Heritage Financial Corporation and Olympic Bancorp, Inc., dated September 25, 2025* (incorporated herein by reference to Exhibit 2.1 on Form 8-K filed on September 25, 2025) **

Exhibit 23.1	Consent of Crowe LLP
Exhibit 23.2	Consent of CliftonLarsonAllen LLP
Exhibit 99.1
Press Release of Heritage Financial Corporation dated February 2, 2026 (incorporated by reference to Exhibit 99.1 to Heritage Financial Corporation’s Current Report on Form 8-K filed on February 2, 2026) *

Exhibit 99.2	Audited consolidated financial statements of Olympic Bancorp, Inc. as of and for the years ended December 31, 2025 and 2024, and the related Independent Auditor's Reports
Exhibit 99.3	Unaudited proforma combined financial information of Heritage Financial Corporation and Olympic Bancorp, Inc. as of and for the year ended December 31, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Previously filed as an exhibit to the Initial Filing.
** The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
April 10, 2026	/S/ Bryan D. McDonald
Bryan D. McDonald
President and Chief Executive Officer